Exhibit 10.1

These securities have not been registered with the United States Securities and Exchange Commission or the securities commission of any state because they are believed to be exempt from registration under Regulation D and/or Regulation S promulgated under the Securities Act of 1933, as amended (the “Act”). The foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense. This subscription agreement shall not constitute an offer to sell nor a solicitation of an offer to buy the securities in any jurisdiction in which such offer or solicitation would be unlawful.

These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Act, and applicable state securities laws, pursuant to registration or exemption therefrom.  Investors should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time.  All offers and sales of the herein-described securities by non-U.S. persons before the expiration of a period commencing on the date of the closing of this offering and ending one year thereafter shall only be made in compliance with Regulation S, pursuant to registration under the Act, or pursuant to an exemption from registration, and all offers and sales after the expiration of the one-year period shall be made only pursuant to registration or an exemption from registration.  Hedging transactions involving these securities may not be conducted unless in compliance with the Act.

FORM OF OFFSHORE STOCK PURCHASE AGREEMENT

This Offshore Stock Purchase Agreement (the “Agreement”) is entered into this ___ day of ________, 2008 (the “Effective Date”), by and between SHOUREN ZHAO, a citizen and resident of Nanjing, People’s Republic of China (“SELLER”) and _____________________, a citizen and resident of the People’s Republic of China (“PURCHASER”), with respect to shares of common stock of CHINA RUNJI CEMENT INC., a Delaware corporation (“ISSUER”).

WHEREAS, PURCHASER desires to purchase _______________________ shares of restricted common stock of ISSUER (the “Shares”); and

WHEREAS, SELLER agrees to deliver the Shares for the Consideration (as defined below) to be paid by PURCHASER, subject to the terms and conditions set forth below.

NOW, THEREFORE, for and in consideration of the mutual promises herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.
Purchase and Sale. On the basis of the representations and warranties herein contained, subject to the terms and conditions set forth herein, PURCHASER hereby agrees to purchase the Shares at a purchase price of ________ per share, for a total aggregate purchase price of ___________ (the “Consideration”), and  SELLER hereby agrees to sell the Shares to PURCHASER for such Consideration.

2.
Closing. The closing of the purchase and sale contemplated by this Agreement (the “Closing”) shall occur upon the transfer of the Consideration to the SELLER by PURCHASER by check or wire transfer of funds. SELLER shall cause ISSUER to deliver the Shares to PURCHASER within 14 days of receiving full payment under this Agreement.

A.
Transactions and Document Exchange at Closing.  Prior to or at the Closing, the following transactions shall occur and documents shall be exchanged, all of which shall be deemed to occur simultaneously:

(1) by PURCHASER: PURCHASER shall deliver, or cause to be delivered, to SELLER: (a) the balance of the Consideration (if any); and (b) such other documents, instruments, and/or certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement, or which are reasonably determined by the parties to be required to effectuate the transactions contemplated in this Agreement, or as otherwise may be reasonably requested by SELLER in furtherance of the intent of this Agreement;

(2) by SELLER: SELLER shall deliver, or cause the ISSUER to make the following to be delivered, to PURCHASER: (a) the Shares; and (b) such other documents, instruments, and/or certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement, or which are reasonably determined by the parties to be required to effectuate the transactions contemplated in this Agreement, or as otherwise may be reasonably requested by PURCHASER in furtherance of the intent of this Agreement.

B.
Post -Closing Documents.  From time to time after the Closing, upon the reasonable request of any party, the party to whom the request is made shall deliver such other and further documents, instruments, and/or certificates as may be necessary to more fully vest in the requesting party the Consideration or the Shares as provided for in this Agreement, or to enable the requesting party to obtain the rights and benefits contemplated by this Agreement.

3.
Private Offering. PURCHASER and SELLER both understand and agree that the purchase and sale of securities contemplated herein constitutes a private, arms-length transaction between a willing seller and willing buyer without the use or reliance upon a broker, distributor or securities underwriter.

A.	Purchase for Investment. Neither PURCHASER nor SELLER are underwriters of, or dealers in, the securities to be sold and exchanged hereunder.

B.
Investment Risk. Because of ISSUER’s financial position and other factors as disclosed in ISSUER’s publicly filed reports with the SEC, the transaction contemplated by this Agreement may involve a high degree of financial risk, including the risk that one or both parties may lose its entire investment, and both parties hereby agree that they have each undertaken an independent evaluation of the risks associated with the Shares, and both parties understand those risks and are willing to accept the risk that they may be to bear the financial risks of this investment for an indefinite period of time.

C.
Access to Information. PURCHASER and ISSUER and their advisors have been afforded the opportunity to discuss the transaction with legal and accounting professionals and to examine and evaluate the financial impact of the sale and exchange contemplated herein. PURCHASER has received and reviewed ISSUER’s most recent Form 10-KSB as amended, and quarterly reports on Form 10-QSB for the most recent two quarters, all as filed with the SEC. PURCHASER acknowledges that it has been furnished with the information required to conform with the provisions of subparagraph (a)(5) of Rule 15c2-11 of the Securities and Exchange Commission.

4.	Representations and Warranties of PURCHASER: PURCHASER hereby covenants and represents and warrants to SELLER that:

A.
Organization. PURCHASER is a citizen and resident of the People’s Republic of China. The execution and delivery of this Agreement and the consummation of the transaction contemplated in this Agreement have been, or will be prior to Closing, duly undertaken on the part of the PURCHASER.  This Agreement has been duly executed and delivered by PURCHASER and constitutes a binding and enforceable obligation of PURCHASER.

B.
Third Party Consent. No authorization, consent, or approval of, or registration or filing with, any governmental authority or any other person is required to be obtained or made by PURCHASER in connection with the execution, delivery, or performance of this Agreement or the transfer of the Shares, or if any such is required, PURCHASER will have or will obtain the same prior to Closing.

C.
Litigation. PURCHASER is not a defendant against whom a claim has been made or a judgment rendered in any litigation or proceedings before any local, state, or federal government, including but not limited to the United States, or any department, board, body, or agency thereof.

D.
Authority. This Agreement has been duly executed by PURCHASER, and the execution and performance of this Agreement will not violate, or result in a breach of, or constitute a default in, any agreement, instrument, judgment, order, or decree to which PURCHASER is a party or to which the Consideration is subject.

E.
Offshore Transaction. PURCHASER represents and warrants to SELLER as follows: (i) PURCHASER is not a “U.S. person” as that term is defined in Rule 902 of Regulation S; (ii) PURCHASER is not, and on the Closing date will not be, an affiliate of ISSUER; (iii) at the execution of this Agreement, as well as the time this transaction is or was due, PURCHASER was outside the United States, and no offer to purchase the Shares was made in the United States; (iv) PURCHASER agrees that offers and sales of the Shares shall not be made to U.S. persons unless the Shares are registered or a valid exemption from registration can be relied on under applicable U.S. state and federal securities laws; (v) PURCHASER is not a distributor or dealer; (vi) the transactions contemplated hereby have not been and will not be made on behalf of any U.S. person or pre-arranged by PURCHASER with a purchaser located in the United States or a purchaser which is a U.S. person, and such transactions are not and will not be part of a plan or scheme to evade the registration provisions of the Act; (vii) all offering documents received by PURCHASER include statements to the effect that the Shares have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States or to U.S. Persons (other than distributors as defined in Regulation S) during the Restricted Period unless the Shares are registered under the Securities Act of 1933 or an exemption from registration is available.

The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of the acceptance by SELLER of PURCHASER’s purchase, and shall survive thereafter. If PURCHASER has knowledge, prior to the acceptance of this Offshore Stock Purchase Agreement by SELLER, that any such representations and warranties shall not be true and accurate in any respect, PURCHASER prior to such acceptance, will give written notice of such fact to SELLER specifying which representations and warranties are not true and accurate and the reasons therefor.

PURCHASER agrees to fully indemnify, defend and hold harmless SELLER, his agents and attorneys from and against any and all losses, claims, damages, liabilities and expenses, including reasonable attorney's fees and expenses, which may result from a breach of PURCHASER’s representations, warranties and agreements contained herein.

F.
Accredited Investor. PURCHASER is an accredited investor as that term is defined in Rule 501(a) of Regulation D promulgated under the Act. PURCHASER further represents and warrants that the information as disclosed in “Exhibit A” attached hereto is true and correct.

G.
Beneficial Owner. PURCHASER is purchasing stock for its own account or for the account of beneficiaries for whom PURCHASER has full investment discretion with respect to stock and whom PURCHASER has full authority to bind, so that each such beneficiary is bound hereby as if such beneficiary were a direct signatory hereunder, and all representations, warranties and agreements herein were made directly by such beneficiary.

H.
Directed Selling Efforts. PURCHASER will not engage in any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Shares sold hereunder. To the best of its knowledge, neither PURCHASER nor any person acting for PURCHASER has conducted any “directed selling efforts” as that term is defined in Rule 902 of Regulation S.

I.
Independent Investigation; Access. PURCHASER, in electing to purchase the Shares herein, has relied solely upon independent investigation made by it and its representatives. PURCHASER has been given no oral or written representation or warranty from ISSUER other than as set forth in this Agreement. PURCHASER and its representatives, if any, have, prior to any sale to it, been given access and the opportunity to examine all material books and records of ISSUER, all material contracts and documents relating to ISSUER and this offering and an opportunity to ask questions of, and to receive answers from, ISSUER or any officer of ISSUER acting on its behalf concerning ISSUER and the terms and conditions of this offering. PURCHASER and its advisors, if any, have been furnished with access to all publicly available materials relating to the business, finances and operations of ISSUER and materials relating to the offer and sale of the Shares which have been requested. PURCHASER and its advisors, if any, have received complete and satisfactory answers to any such inquiries.

J.
No Government Recommendation or Approval. PURCHASER understands that no United States federal or state agency, or similar agency of any other country, has passed upon or made any recommendation or endorsement of the Shares, or this transaction.

K.
No Formation or Membership in “Group.”  PURCHASER is not part of a “group” as that term is defined under the Act.  PURCHASER is not, and does not intend to become, included with two or more persons acting as a partnership, syndicate, or other group for the purpose of acquiring, holding or disposing of securities of the Company.

L.
Hedging Transactions.  PURCHASER hereby agrees not to engage in any hedging transactions involving the securities described herein unless in compliance with the Act and Regulation S promulgated thereunder.

5.
Conditions Precedent to SELLER’S Closing. All obligations of SELLER under his Agreement, and as an inducement to SELLER to enter into this Agreement, are subject to PURCHASER’s covenants and agreements to each of the following:

A.
Acceptance of Documents. All instruments and documents delivered to SELLER pursuant to this Agreement or reasonably requested by SELLER to verify the representations and warranties of PURCHASER herein, shall be satisfactory to SELLER and its legal counsel.

B.
Representations and Warranties. The representations and warranties by PURCHASER set forth in this Agreement shall be true and correct at and as of the Closing date, with the same force and effect as though made at and as of the date hereof, except for changes permitted or contemplated by this Agreement.

C.
No Breach or Default. PURCHASER shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

6.
Termination. This Agreement may be terminated at any time prior to the date of Closing by either party if (a) there shall be any actual or threatened action or proceeding by or before any court or any other governmental body which shall seek to restrain, prohibit, or invalidate the transaction contemplated by this Agreement, and which in the judgment of such party giving notice to terminate and based upon the advice of legal counsel makes it inadvisable to proceed with the transaction contemplated by this Agreement, or (b) if this Agreement has not been approved and properly executed by the parties by August 15, 2008.

7.
Restrictive Legend. PURCHASER agrees that the Shares shall bear a restrictive legend to the effect that transfer is prohibited except in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration, and that hedging transactions involving those securities may not be conducted unless in compliance with the Act.

8.
ISSUER’s Obligation to Refuse Transfer. Pursuant to Regulation S promulgated under the Act, SELLER hereby agrees to cause ISSUER to refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration.

9.	Miscellaneous.

A.	Valid Execution. This Agreement has been validly executed.

B.
Notices. Any notice under this Agreement shall be deemed to have been sufficiently given if sent by registered or certified mail, postage prepaid, or by express mail service substantially equivalent to Federal Express, addressed as follows:

To PURCHASER:	_____________________
_____________________
_____________________
_____________________

To SELLER:	Shouren Zhao, Chairman
China Runji Cement Inc.
Xian Zhong Town, Han Shan County
Chao Hu City, PRC

C.
Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous representations, warranties, agreements and understandings in connection therewith. This Agreement may be amended only by a writing executed by all parties hereto.

D.
Severability. If a court of competent jurisdiction determines that any clause or provision of this Agreement is invalid, illegal or unenforceable, the other clauses and provisions of the Agreement shall remain in full force and effect and the clauses and provisions which are determined to be void, illegal or unenforceable shall be limited so that they shall remain in effect to the extent permissible by law.

E.
Assignment. None of the parties hereto may assign this Agreement without the express written consent of the other parties and any approved assignment shall be binding on and inure to the benefit of such successor or, in the event of death or incapacity, on assignor’s heirs, executors, administrators, representatives, and successors.

F.
Applicable Law. This Agreement has been negotiated and is being contracted for in the People’s Republic of China.  It shall be governed by and interpreted in accordance with the laws of the People’s Republic of China, regardless of any conflict-of-law provision to the contrary.

G.
Attorney’s Fees. If any legal action or other proceeding (including but not limited to binding arbitration) is brought for the enforcement of or to declare any right or obligation under this Agreement or as a result of a breach, default or misrepresentation in connection with any of the provisions of this Agreement, or otherwise because of a dispute among the parties hereto, the prevailing party will be entitled to recover actual attorney’s fees (including for appeals and collection and including the actual cost of in-house counsel, if any) and other expenses incurred in such action or proceeding, in addition to any other relief to which such party may be entitled.

H.
Counterparts and Facsimile. This Agreement may be executed in any number of identical counterparts (except as to signature only), each of which may be deemed an original for all purposes. A fax, telecopy or other reproduction of this instrument may be executed by one or more parties hereto and such executed copy may be delivered by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be discerned as legible, and such execution and delivery shall be considered valid, binding and effective for all purposes.

IN WITNESS WHEREOF, the parties have executed this agreement below.

PURCHASER:

_____________________________________

/s/
(In His/Her Individual Capacity)

SELLER:

SHOUREN ZHAO

/s/ Shouren Zhao
(In His Individual Capacity)

EXHIBIT "A"

PURCHASER REPRESENTATIONS LETTER

Shouren Zhao, Chairman
China Runji Cement Inc.
Xian Zhong Town, Han Shan County
Chao Hu City, People’s Republic of China

Dear Sir:

The undersigned, ________________, intends to purchase ___________________________ shares (the “Shares”) of common stock of China Runji Cement Inc. (the “Company”) from you in a transaction that is exempt from registration under the United States Securities Act of 1933, as amended (the “Securities Act”).

The undersigned represents and warrants as follows:

(1)           The offer to purchase the Shares was made to him outside of the United States, while the undersigned was, and is now, outside the United States;

(2)           The undersigned is not a U.S. Person (as such term is defined in Section 902(a) of Regulation S ("Regulation S") promulgated under the Securities Act; and he/she is purchasing the Shares for his/her own account and not for the account or benefit of any U.S. person;

(3)           All offers and sales by the undersigned of the Shares shall be made pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act;

(4)           The undersigned is familiar with and understands the terms and conditions and requirements contained in Regulation S;

(5)           The undersigned has not engaged in any "directed selling efforts" (as such term is defined in Regulation S) with respect to the Shares; and

(6)           The undersigned is purchasing the Shares with investment intent and at present does not have the intent to sell, dispose of, or otherwise transfer, the Shares.

Dated this ____________, 2008

By: /s/
       Name: ___________________________